SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          May 12, 2003 (May 9, 2003)
               Date of Report (Date of Earliest Event Reported)


                           ANTHRACITE CAPITAL, INC.
              (Exact name of Registrant as Specified in Charter)


      Maryland                      001-13937                  13-397-8906
----------------------------  -----------------------     ---------------------
(State or Other Jurisdiction      (Commission               (IRS Employer
of Incorporation)                 File Number)              Identification No.)


          40 East 52nd Street                                      10022
-----------------------------------------                  --------------------
(Address of Principal Executive Offices)                         (Zip Code)


      Registrant's telephone number, including area code: (212) 409-3333


                                      N/A
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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 Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1     Press Release issued by Anthracite Capital, Inc., dated May 9, 2003.


Item 12. Results of Operations and Financial Condition.

         On May 9, 2003, Anthracite Capital, Inc. (the "Company") issued a press release reporting the Company's earnings for the quarter ended March 31, 2003. The related press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.


                                  Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ANTHRACITE CAPITAL, INC.


                                    By: /s/ Robert L. Friedberg
                                        ---------------------------------
                                    Name:   Robert L. Friedberg
                                    Title:  Vice President and Secretary


                                                           Dated:  May 12, 2003

                           ANTHRACITE CAPITAL, INC.
                          CURRENT REPORT ON FORM 8-K
                    Report Dated May 12, 2003 (May 9, 2003)



                                 EXHIBIT INDEX

Exhibit No.                Description

99.1 Press Release issued by Anthracite Capital, Inc., dated May 9, 2003.